SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 22, 2003

PACIFIC CONTINENTAL CORPORATION
(Exact name of registrant as specified in its charter)

Oregon
(State or other jurisdiction of incorporation)

0001084717	93-1269184
(Commission File Number)	IRS Employer Identification No.

111 West 7th Avenue
Eugene, Oregon 97401
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (541) 686-8685

Item 5. Other Events

On January 22, 2003, Pacific Continental Corporation (the “Company”) issued a press release announcing earnings for the fourth quarter and year end December 31, 2002.

A press release is attached as an exhibit to this Form 8-K.

(b) Exhibits.

99.	Press Release dated January 22, 2003 announcing earnings for the fourth quarter and year end December 31, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2003

PACIFIC CONTINENTAL CORPORATION

By:	/s/ Michael A. Reynolds
Michael A. Reynolds Senior Vice President and Chief Financial Officer

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